Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Murphy Oil Corporation (the “Company”) on

Form 10-K for the period ended December 31, 2014 as filed with the Securities and

Exchange Commission on the date hereof (the “Report”), we,  Roger W. Jenkins and

Kevin G. Fitzgerald,  Principal Executive Officer and Principal Financial Officer, respectively,

of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date:	February 27, 2015

By:	/s/ Roger W. Jenkins
Roger W. Jenkins
President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Kevin G. Fitzgerald
Kevin G. Fitzgerald
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Ex. 32-1